SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 10, 2003

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    0-25226              22-3285224
           --------                    -------              ----------
       (State Or Other               (Commission           (IRS Employer
   Jurisdiction Of File Number)   Identification No.)      Incorporation)


                   9 Entin Road, Parsippany, New Jersey   07054
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800


                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)


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Item 5. Other Events and Regulation FD Disclosure

        On September 10, 2003, Emerson Radio Corp. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMERSON RADIO CORP.

                                        By:
                                            ---------------------------------
                                       Name:  Kenneth A. Corby
                                      Title:  Executive Vice President and Chief
                                              Financial Officer

Dated:  September 10, 2003